Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that this Quarterly Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Bank of the James Financial Group, Inc.

BANK OF THE JAMES FINANCIAL GROUP, INC.

Date: November 12, 2004	By	/S/ Robert R. Chapman III
Robert R. Chapman, III
President and Director (Principal Executive Officer)

Date: November 12, 2004	By	/S/ J. Todd Scruggs
J. Todd Scruggs
Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)